Warrant Liabilities	12 Months Ended
Dec. 31, 2022
Warrant Liabilities [Abstract]
WARRANT LIABILITIES

NOTE 24. WARRANT LIABILITIES

	Consolidated
	December 31, 2022 A$	December 31, 2021 A$
Warrant liabilities	3,566,433	-

On January 3, 2022, the Company entered into convertible note purchase agreements raising a total of US$10 million by the issuance of US$10 million convertible notes (“Note”). Each noteholder received a warrant representing 80% of the amount of the Note, raising an additional US$8 million if all the warrants are exercised. The warrants are for a term of 2 years from the date of the convertible notes and can be exercised at US$3.74 for each share. Under the warrant agreement, the warrant holder cannot exercise the warrant to subscribe for shares in the Company if such exercise would take the warrant holder over 4.99% shareholding in the Company.

On August 2, 2022, the Company entered into private placing agreements raising a total US$3.2 million by the issuance of 2,539,682 shares in the Company at a price of US$1.26 per share. In addition, each investor received a warrant representing 100% of the subscription amount, raising an additional US$3.2 million if all the warrants are exercised. The warrants are for a term of 2 years from the date of the Agreement and can be exercised at US$1.26 for each share. Under the warrant agreement, the warrant holder cannot exercise the warrant to subscribe for shares in the Company if such exercise would take the warrant holder over 4.99% shareholding in the Company.